SMITH BARNEY ALLOCATION SERIES INC.

(THE “COMPANY”)

BALANCED PORTFOLIO

CONSERVATIVE PORTFOLIO

GROWTH PORTFOLIO

HIGH GROWTH PORTFOLIO

INCOME PORTFOLIO

(THE “FUNDS”)

SUPPLEMENT DATED APRIL 7, 2006

TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION DATED MAY 31, 2005

The following supplements, and to the extent inconsistent therewith, supersedes the information contained in the Funds’ Prospectus and Statement of Additional Information.

Effective April 7, 2006, the Company will be renamed Legg Mason Partners Lifestyle Series, Inc. and the Funds will be renamed as indicated below.

There will be no change in the Funds’ investment objectives or investment policies as a result of the name changes.

For more information about the Funds, including information about sales charges and ways you can qualify for reduced or waived sales charges, please go to http://www.leggmason.com/InvestorServices and click on the name of the Fund.

New Fund Name
Legg Mason Partners Lifestyle Balanced Fund

Legg Mason Partners Lifestyle Conservative Fund

Legg Mason Partners Lifestyle Growth Fund

Legg Mason Partners Lifestyle High Growth Fund

Legg Mason Partners Lifestyle Income Fund

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